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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: July 14, 2003
                (Date of earliest event reported) July 14, 2003


                         AMERICAN CELLULAR CORPORATION
             (Exact name of registrant as specified in its charter)


                                        333-59322 and
          DELAWARE                      333-63454                22-3043811
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                 14201 Wireless Way
               Oklahoma City, Oklahoma                             73134
      (Address of principal executive offices)                   (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE.

         On July 14, 2003, Dobson Communications Corporation ("Dobson") and American Cellular Corporation ("American Cellular") issued a press release announcing a proposed restructuring of American Cellular's debt and capital structure. The restructuring would include Dobson's proposed private placement of up to 45,054,800 shares of its class A common stock and up to 700,000 shares of its Series F convertible preferred stock with an aggregate liquidation preference of $125 million (the "Dobson Securities"). Pursuant to the restructuring, American Cellular has offered to exchange 300 shares of its class B common stock and up to $50 million in cash for any and all of its outstanding 9 1/2% Senior Subordinated Notes due 2009. Dobson is concurrently offering to exchange the Dobson Securities for all 300 outstanding shares of American Cellular's class B common stock. Further details regarding American Cellular's restructuring are set forth in the press release dated July 14, 2003, attached to this Form 8-K as Exhibit 99.1.

         As part of the restructuring, Dobson provided unaudited financial information for the years ended December 31, 2000, 2001 and 2002, and for the three months ended March 31, 2002 (the "Financial Statements"). The Financial Statements are attached hereto as Exhibit 99.2. Although the Financial Statements for the years ended December 31, 2000, 2001 and 2002 were originally audited, these Financial Statements were reclassified to reflect the classification of certain operations of Dobson as "discontinued operations" as a result of the exchange by Dobson of its two remaining wireless properties in California for two AT&T Wireless properties in Alaska. The reclassified Financial Statements for the years ended December 31, 2000, 2001 and 2002 are presently being audited by KPMG LLP. While Dobson has no reason to expect any further changes to the Financial Statements arising out of KPMG LLP's audit, it can offer no assurance that in the process of KPMG LLP performing its audit, further changes will not be required.

         In addition to the Financial Statements, Dobson and American Cellular have provided the following information, which has not been previously disclosed, in connection with the restructuring:

         o a summary of Dobson's and American Cellular's GSM roaming agreements with AT&T Wireless;

         o        pro forma capitalization of Dobson Communications Corporation;

         o        pro forma capitalization of American Cellular Corporation;

         o unaudited pro forma consolidated condensed financial statements of American Cellular Corporation;

         o notes to unaudited pro forma consolidated condensed financial statements of American Cellular Corporation;

         o unaudited pro forma consolidated condensed financial statements of Dobson Communications Corporation;

         o notes to unaudited pro forma consolidated condensed financial statements of Dobson Communications Corporation;

         o Management's Discussion and Analysis of Financial Condition and Results of Operations of Dobson Communications Corporation including discussion of the effects of the restructuring;

         o projections of certain financial data for in-court restructuring; and

         o description of Series F convertible preferred stock of Dobson Communications Corporation.




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         This report and the exhibits hereto contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current intent and expectations of the management of Dobson and American Cellular, are not guarantees of future performance, and involve risks and uncertainties that are difficult to predict. Dobson's and American Cellular's actual results and the timing and outcome of events, including the consummation of the restructuring, may differ materially from those expressed in or implied by the forward-looking statements due to:

         o Dobson's and American Cellular's substantial consolidated leverage and debt service requirements;

         o pricing, market strategies and the expansion, consolidation and other activities of competitors;

         o Dobson's and American Cellular's roaming relationship with AT&T Wireless;

         o the successful consummation of each transaction comprising the restructuring;

         o the effect of economic conditions in Dobson's and American Cellular's markets;

         o        customer demand; and

         o the regulatory environment in which Dobson and American Cellular operate;

as well as other risks detailed in Dobson's and American Cellular's public filings with the Securities and Exchange Commission.

         The pro forma information contained in this report and the exhibits hereto does not purport to represent what Dobson's or American Cellular's results of operations or financial position actually would have been if the transactions described herein had occurred at the beginning of the referenced period or what Dobson's or American Cellular's results of operations or financial position will be in future periods. Any references to "American Cellular," "we", "us" and "our," unless the context otherwise indicates, refer to American Cellular Corporation and its subsidiaries.



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         Exhibits:

Exhibit
  No.             Description

99.1              Press release dated July 14, 2003.

99.2 Unaudited financial statements of Dobson Communications Corporation at and for the years ended December 31, 2000, 2001 and 2002, and the three months ended March 31, 2002 and 2003.

99.3 A summary of Dobson's and American Cellular's GSM roaming agreements with AT&T Wireless.

99.4              Pro forma capitalization of Dobson Communications Corporation.

99.5              Pro forma capitalization of American Cellular Corporation.

99.6 Unaudited pro forma consolidated condensed financial statements of American Cellular Corporation.

99.7 Notes to unaudited pro forma consolidated condensed financial statements of American Cellular Corporation.

99.8 Unaudited pro forma consolidated condensed financial statements of Dobson Communications Corporation.

99.9 Notes to unaudited pro forma consolidated condensed financial statements of Dobson Communications Corporation.

99.10 Management's Discussion and Analysis of Financial Condition and Results of Operations of Dobson Communications Corporation including discussion of the effects of the restructuring.

99.11 Projections of certain financial data for in-court restructuring.

99.12 Description of Series F convertible preferred stock of Dobson Communications Corporation.



                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               AMERICAN CELLULAR CORPORATION


                                               By: /s/ EVERETT R. DOBSON
                                                   -----------------------------
                                                   Everett R. Dobson
                                                   President and Director


Dated: July 14, 2003